SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported): 11/28/2001


                             RATEXCHANGE CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        DELAWARE                      001-15831                  11-2936371
----------------------------         ------------              ---------------
State or Other Jurisdiction          (Commission                (IRS Employer
      of Incorporation)              File Number)            Identification No.)


    100 PINE STREET, SUITE 500, SAN FRANCISCO, CALIFORNIA    94111
   ------------------------------------------------------------------
        (Address of Principal Executive Offices)         (Zip Code)




   Registrant's telephone number, including area code (415) 274-5650


   185 BERRY STREET, SUITE 3515, SAN FRANCISCO, CALIFORNIA     94107
                              --------------
     (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events


It has come to the Company's attention that the renegotiated terms of a severance agreement with the former Chairman and CEO were inadvertently not reflected in the June 30, 2001 and September 30, 2001 financial statements. The net impact on the Company's income statement for the nine months ending September 30, 2001 will be an increase in compensation expense of $129,000 and an increase in interest expense of $10,000.

In May 2001, the Company renegotiated the terms of the severance included in its employment agreement with Donald Sledge, former Chairman and CEO of RateXchange Corporation. Upon his leaving the Company, Mr. Sledge was originally to receive one year's salary, or $300,000, in addition to a $150,000 severance payment in cash and the accelerated vesting of certain stock option grants. The Company did not accrue this original obligation as the terms were being renegotiated at the time. In lieu of the original agreement, the Company renegotiated these terms to payments of $25,000 cash in May 2001, $25,000 cash in July 2001 and the issuance of a $400,000 two-year convertible promissory note from the Company with interest at 7.0% per annum. The principal can be converted to shares of common stock at $2.75 per share conversion rate at any time during the term. Additionally, an option to purchase 300,000 shares of common stock that was granted to Mr. Sledge was terminated as part of the negotiation.

The Company's second quarter Form 10Q did not account for $400,000 in deferred compensation expense and the associated promissory note as a long-term liability. Furthermore, the related accrued interest expense was not reflected in the second and third quarter statements. Additionally, the offsetting impact of not accounting for the terminated option resulted in the recognition of excess compensation expense of $68,000 in the second quarter of 2001 and $203,000 in the third quarter of 2001.

The Company is in the process of filing amendments to its Form 10Q for the second quarter of year 2001 and the Form 10Q for the third quarter of 2001 in order to properly reflect the impact of this renegotiated agreement.

Mr. Sledge remains a member of the Company's Board of Directors.










SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RATEXCHANGE CORPORATION


Date:    November 28, 2001
                                    By: /s/ John T. Blunt, Jr.
                                    ---------------------------------------
                                    John T. Blunt, Jr.
                                    Senior Vice-President, Finance

                                                                       EXHIBIT A


                                   RATEXCHANGE
                                [GRAPHIC OMITTED]

                                  May 25, 2001



Via Hand Delivery

Donald H. Sledge
27 Cherry Hills Court
Alamo, CA  94507

                            RE: Separation Agreement
Dear Mr. Sledge:

         I write to set forth the terms of RateXchange Corporation's ("Company") offer to you in consideration of your separation from your employment with the Company and chairmanship of the board of directors

         The effective date of your separation will be May 25, 2001 ("Effective Date"), unless you waive your right to the additional time and agree to an earlier date. The Company offers you the following Terms of Separation, including applicable effective dates:

     1. If you sign this document on or before June 15, 2001, and do not rescind, you will receive the following:

          a. A lump sum payment of $25,000 net of applicable taxes, paid on the Effective Date and another payment of $25,000 upon the Company's receipt of new private financing or July 1, 2001, which ever is first.

          b. A convertible promissory note from the Company to you, with principle amount of $400,000 and term of (2) years. Interest on the note will accrue at 7.0% per annum. The principle, plus interest accrued will be due and payable at the end of the term.

               You will have the option to elect to convert the principle to shares of the Company's common stock at any time during the term. Upon your election to convert the principle



                          185 Berry Street, Suite 3515
San Francisco CA 94107                            415 371-9800 Fax: 415 371-9801

Letter to Donald H. Sledge
May 25, 2001
Page 2 of 2

               you will receive shares based upon the principle value, including accrued interest, at the Conversion Price of $2.75.

               The Company reserves the right to pay the balance of the note, plus accrued interest, at any time during the term. Upon early payment, you will have the option to elect cash payment or payment in shares based upon the principle value, including accrued interest, at the Conversion Price of $2.75.

               You will have "piggyback" registration rights and, upon your election to convert, the Company will make best business efforts to register your conversion shares for resale in its next registration filing with the Securities and Exchange Commission including registration filings made on Forms S-1 or S-3.

               Should the Company prepay the note, and you chose to convert at the time, the Company will register the converted shares within 90 days.

               The promissory note will be in substantially the same form as Exhibit A, attached hereto.

          c. In addition to the 900,000 options that have previously vested under the terms of your "Out-of-Plan" option grant and the 100,000 shares granted to you for your Board participation, you have vested an additional 300,000 shares, effective January 1, 2001.

               The balance of 300,000 option shares from your "Out of Plan" grant will terminate on the Effective Date and will not vest.

               The exercise period for the 1,300,000 vested option shares will be extended to allow for your exercise within two (2) years after the Effective Date.

          d. You will continue to serve as a member of the Board of Directors of RateXchange Corporation pursuant to the terms of your election on September 27, 1999 and the Amended and Restated By-Laws of the Company, Article VII.

          e. You can retain your laptop computer, flat screen monitor and miscellaneous office equipment currently in your possession.


                          185 Berry Street, Suite 3515
San Francisco CA 94107                            415 371-9800 Fax: 415 371-9801

Letter to Donald H. Sledge
May 25, 2001
Page 3 of 3



     2. By signing this document, you acknowledge and accept each of the Terms and Conditions set forth in Exhibit B, attached hereto.


                                       RATEXCHANGE CORPORATION


                                       /s/ D. Jonathan Merriman
                                       --------------------------------------
                                       D. Jonathan Merriman
                                       President and Chief Executive Officer.



I ACKNOWLEDGE AND ACCEPT THE TERMS OF THIS DOCUMENT, INCLUDING EXHIBITS A and B ATTACHED HERETO.



DATE:         May 25, 2001                  BY:  /s/ Donald H. Sledge
      ------------------------------           ---------------------------------
                                                  Donald H. Sledge











                          185 Berry Street, Suite 3515
San Francisco CA 94107                            415 371-9800 Fax: 415 371-9801

                                                                       EXHIBIT B

                                 PROMISSORY NOTE


$400,000                                                            May 25, 2001


                  FOR VALUE RECEIVED, RateXchangeCorporation, a Delaware corporation (the "Maker"), promises to pay to Donald H. Sledge, or assigns (the "Holder"), at 185 Berry Street, Suite 3515, San Francisco, California 94107, or at such other place as the Holder of this Note may from time to time designate, on May 25, 2003 (or such earlier date as provided below) the principal amount of four hundred thousand DOLLARS ($400,000), together with interest on the unpaid principal amount hereof from the date hereof, until paid in full, said interest to be due and payable on May 25, 2003 (or such earlier date as provided below), at a rate per annum (computed on the basis of a 365-day year and applied to the actual number of days elapsed in each interest calculation period) equal to seven percent (7.0%). All payments hereunder shall be made in lawful money of the United States of America, except as otherwise provided herein, without offset.

                  The unpaid principal amount of this Note may be prepaid in whole or in part at any time or times without premium or penalty. Each prepayment shall be applied first to the payment of all interest accrued hereunder on the date of any such prepayment, and the balance of any such prepayment shall be applied to the principal amount hereof. As described more fully below, Holder may elect conversion upon notice from Maker of intent to prepay. Holder will receive no less that ten (10) business days notice of Maker's intent to prepay.

                  At the Holder's option, at any time within the term of this Note, the Holder may elect to convert the unpaid principal amount of this Note, together with all accrued interest hereunder through the date of such election, in whole or in part, into shares of common stock issued by Maker; such shares to be valued for purposes of such conversion at $2.75. The number of shares of common stock issuable upon conversion of this Note as provided herein shall equal the quotient obtained by dividing the amount of principal and interest of this Note so desired to be converted by the per share purchase price of $2.75. In order to exercise the foregoing conversion right, the Holder shall surrender this Note to Maker at Maker's principal office address, 185 Berry Street, Suite 3515, San Francisco, California 94107 (or at such other address as Maker shall specify in writing to the Holder), accompanied by written notice (the "Conversion Notice") to Maker stating that the Holder elects to convert this Note or, if less than the entire unpaid principal amount, plus accrued interest through the date of the Conversion Notice, is to be converted, the portion thereof to be converted. As soon as practicable after receipt of any such Conversion Notice, and in any event within twenty (20) business days thereafter, Maker will cause to be issued in the name of and delivered to the Holder a certificate for the number of duly authorized, validly issued, fully paid and nonassessable whole shares of common stock of Maker, plus, in lieu of any fractional share to which the Holder would otherwise be entitled, cash equal to the amount of such fractional share.

                  The occurrence of any one or more of the following shall constitute an event of default ("Event of Default") hereunder:

                  (1) Failure to pay, when due, the principal and interest payable hereunder on the date on which such principal or interest is due (whether upon maturity hereof, upon any prepayment date, upon acceleration, or otherwise);

                  (2) The commencement by Maker of any case, proceeding, or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution, or composition of it or its debts under any law relating to bankruptcy, insolvency, or reorganization, or relief of debtors, or seeking appointment of a receiver, trustee, custodian, or other similar official for it or for all or any substantial part of its property;

                  (3) The commencement of any case, proceeding, or other action against Maker seeking to have any order for relief entered, adjustment, liquidation, dissolution, or composition of Maker or its debts under any law relating to bankruptcy, insolvency, reorganization, or relief of debtors, or seeking appointment of a receiver, trustee, custodian, or other similar official for Maker or for all or any substantial part of the assets or property of Maker, and (i) Maker shall, by any act or omission, indicate its consent to, approval of, or acquiescence in such case, proceeding, or action, or (ii) such case, proceeding, or action results in the entry of an order for relief which is not fully stayed within seven (7) business days after the entry thereof, or (iii) such case, proceeding, or action remains undismissed for a period of sixty (60) days; or

                  (4) Any failure of the Maker to issue and deliver any shares of common stock as provided herein upon conversion of this Note.

Upon the occurrence of any such Event of Default hereunder, the entire principal amount hereof, and all accrued and unpaid interest thereon, shall be accelerated, and shall be immediately due and payable, at the option of the Holder, without demand or notice, and in addition thereto, and not in substitution therefor, the Holder shall be entitled to exercise any one or more of the rights and remedies provided by applicable law. Failure to exercise said option or to pursue such other rights and remedies shall not constitute a waiver of such option or such other rights and remedies or of the right to exercise any of the same in the event of any subsequent Event of Default hereunder.

                  The Maker promises to pay all reasonable costs and expenses (including without limitation reasonable attorneys' fees and disbursements) incurred in connection with the collection hereof, and to perform each and every covenant or agreement to be performed by the Maker under this Note.

                  Any payment on this Note coming due on a Saturday, a Sunday, or a day which is a legal holiday in the place at which a payment is to be made hereunder shall be made on the next succeeding day which is a business day in such place, and any such extension of the time of payment shall be included in the computation of interest hereunder.

                  No single or partial exercise by the Holder of any right hereunder shall preclude any other or further exercise thereof or the exercise of any other rights. No delay or omission on the part of the Holder in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note.

                  If any mutilated Note is surrendered to the Maker, the Maker shall execute and deliver to the Holder in exchange therefor a new Note of like tenor and principal amount. If there shall be delivered to the Maker (i) evidence to its satisfaction of the destruction, loss or theft of the Note and
(ii) such security or indemnity as may be required by the Maker to save it harmless, then, in the absence of notice to the Maker that such Note has been acquired by a bona fide purchaser, the Maker shall execute and deliver to the Holder, in lieu of any such destroyed, lost or stolen Note, a new Note of like tenor and principal amount. In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Maker in its discretion may, instead of issuing a new Note, pay such Note. Upon the issuance of any new Note under this paragraph, the Maker may require the payment from the

Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith.

                  Whenever used herein, the words "Maker" and "Holder" shall be deemed to include their respective successors and assigns.

                  This Note shall be governed by and construed under and in accordance with the laws of State of California(but not including the choice of law rules thereof).

                  IN WITNESS WHEREOF, the undersigned has duly executed this Note, or has caused this Note to be duly executed on its behalf, as of the day and year first hereinabove set forth.


                             RATEXCHANGE CORPORATION




                             By: /s/ D. Jonathan Merriman
                                ----------------------------------
                                   D. Jonathan Merriman
                                   Chief Executive Officer

                                                                       EXHIBIT C
                                  RATEXCHANGE
                               [GRAPHIC OMITTED]


                                  May 25, 2001



                              Terms and Conditions



         Mr. Sledge acknowledges that he has received the Separation Agreement from the Company, dated May 25, 2001, and that he accepts each of the terms set forth therein in consideration for waiving his right to claims against RateXchange Corporation, its respective subsidiaries and parent corporations, its officers, directors, agents, employees, predecessors, successors and assigns ("Company") and each of them, referred to in these Terms and Conditions and the Separation Agreement.

Waiver of Claims. In exchange for the consideration described in the Separation Agreement, you forever give up, waive and release any and all claims, charges, complaints, grievances or promises of any and every kind you may have up to the effective date of the Separation Agreement against the Company, including, but not limited to, any and all claims for unreimbursed expenses, harassment, sexual or gender discrimination, age discrimination, race or national origin discrimination, physical handicap and medical condition discrimination, breach of contract or wrongful termination from employment under California and federal laws, including but not limited to the United States Civil Rights Act as amended, 42 U.S.C. Section 2000e et seq; the Age Discrimination in Employment Act of 1967, as amended, 29 U.S.C. Section 621 et seq; and the California Fair Employment and Housing Act, California Government Code Section 12900 et seq.

Waiver of California Civil Code section 1542. This is a full and final Release applying to all unknown and unanticipated injuries or damages, including any and all claims now existing or which may arise in the future, arising out of said employment or event as well as those not known or disclosed; you expressly waive any right or claim of right to assert hereafter that any claim, demand, obligation and/or cause of action has, through ignorance, oversight or error, been omitted from the terms of this agreement, and further expressly waive any right or claim of right that you may have under the law of any jurisdiction that releases, such as those herein given do not apply to unknown or unstated claims. It is your express intent to waive any and all claims that you have against the persons and entities herein released, including any which are presently unknown, unsuspected, unanticipated or undisclosed. YOU EXPRESSLY WAIVE THE PROVISIONS OF
SECTION 1542 OF THE CIVIL CODE OF CALIFORNIA, WHICH PROVIDES:

         A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.


                          185 Berry Street, Suite 3515
San Francisco CA 94107                            415 371-9800 Fax: 415 371-9801

Terms and Conditions
Page 2 of 2

Confidentiality and Non-Disparagement. You agree that the Separation Agreement, including these Terms and Conditions are private and that you will not discuss the fact that it exists or its terms with anyone else except your attorney, advisor, tax accountant, or as required by law. You also agree that you will not disparage or otherwise injure the Company by your words or deeds.

Non-Solicitation. You will not, directly or indirectly, at any time within twelve (12) months of the Effective Date, employ or retain, or arrange to have any other person or entity employ or retain, any Company employee, consultant or agent, without the Company's prior written consent.

Advice of Counsel. You have been advised of your right to consult an attorney before you sign the Separation Agreement. You have had at least 21 days to consider whether to sign the Separation Agreement and seven (7) days thereafter to rescind. You sign the Separation Agreement voluntarily. The Separation Agreement must be signed by you and returned to the Company not later than June 15, 2001, and not rescinded in order to be valid. If the Company does not receive the Separation Agreement by that date, it will be considered expired and withdrawn.

Return of Proprietary Property. You agree that all property in your possession that you have obtained or been assigned in the course of your employment with the Company, including, without limitation, all documents, reports, manuals, memoranda, customer lists, credit cards, keys, access cards, computer equipment and all other property relating in any way to the business of the Company, is the exclusive property of the Company, even if you authored, created, or assisted in authoring or creating such property. You shall return to the Company all such property immediately upon separation from the Company or at such earlier time as the Company may request. This clause does not apply to those pieces of office equipment specified in the Separation Agreement.

Confidential Information. Except as permitted or directed by the Company's Board of Directors, during the time you are employed by the Company or at any time thereafter, you shall not divulge, furnish, or make accessible to anyone or use in any way (other than in the ordinary course of the business of the Company) any confidential or secret information or knowledge of the Company, whether developed by yourself or by others. Such confidential and/or secret information includes, but is not limited to, the Company's customer and supplier lists, business plans, and financial, marketing, and personnel information. You agree to refrain from any acts or omissions that would reduce the value of any confidential or secret knowledge or information to the Company, both during your employment hereunder and at any time after the termination of your employment. Your obligations of confidentiality under this section shall not apply to any knowledge or information that is now published publicly or that subsequently becomes generally publicly known, other than as a direct or indirect result of a breach of these Terms and Conditions.

Governing Law, Construction, and Severability. The Separation Agreement is made under and shall be governed by and construed in accordance with the laws of the State of California. In the event any provision of the Separation Agreement, including its Terms and Conditions (or portion thereof) shall be held illegal or invalid for any reason, such illegality or invalidity will not in any way affect the legality or validity of any other provision (or portion thereof) of the Separation Agreement and Terms and Conditions.

                          185 Berry Street, Suite 3515
San Francisco CA 94107                            415 371-9800 Fax: 415 371-9801

Terms and Conditions
Page 3 of 3

Company Remedies. You acknowledges that the remedy at law for any breach of any of the provisions of the Separation Agreement and these Terms and Conditions will be inadequate, and that the Company shall be entitled, in addition to any remedy at law or in equity, to preliminary and permanent injunctive relief and specific performance.

Entire Agreement. The Separation Agreement, Promissory Note and these Terms and Conditions contain the entire agreement between you and the Company with respect to your employment by the Company and there are no undertakings, covenants, or commitments other than as set forth herein. The Separation Agreement, Promissory Note and these Terms and Conditions may not be altered or amended, except by a writing executed by the party against whom such alteration or amendment is to be enforced. The Separation Agreement, Promissory Note and these Terms and Conditions supersede, terminate, replace, and supplant any and all prior understandings or agreements between the parties relating in any way to the hiring or employment of you by the Company.

Waivers. No failure on the part of either party to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof, or the exercise of any other right or remedy granted hereby or by any related document or by law. No single or partial waiver of rights or remedies hereunder, nor any course of conduct of the parties, shall be construed as a waiver of rights or remedies by either party (other than as expressly and specifically waived).

Dispute Resolution. Any controversy, claim, or dispute of whatever nature arising out of or relating to the Separation Agreement, its Terms and Conditions or your employment, including but not limited to discrimination claims, whether such controversy, claim, or dispute is based on statute, contract, tort, common law, or otherwise, and whether such controversy, claim, or dispute existed prior to or arises after the date of the Separation Agreement (any such controversy, claim or dispute being a "Dispute"), shall be resolved in accordance with the procedures set forth herein which procedures shall be the sole and exclusive procedures for the resolution of any Disputes. All Disputes shall be resolved by arbitration in San Francisco, California, in accordance with the then current Non-Administered International Arbitration Rules & Commentary of the CPR Institute by a sole arbitrator who has had both training and experience as an arbitrator of general corporate, commercial, and employment matters and who is and for at least ten years has been a partner, shareholder, or member in a law firm. If the Company and Employee cannot agree on an arbitrator, then the arbitrator shall be selected by the President of the CPR Institute in accordance with the criteria set forth in the preceding sentence. The arbitrator may decide any issue as to whether, or as to the extent to which, any Dispute is subject to the arbitration and other Dispute resolution provisions in this Agreement. The arbitrator must: (i) base and render his or her award on the provisions of this Agreement or applicable law and (ii) render his or her award in writing including an explanation of the reasons for such award and the provisions of this Agreement supporting such award. Any court having jurisdiction thereof may enter judgment upon the award rendered by the arbitrator. The statute of limitations applicable to the commencement of a lawsuit shall apply to the commencement of arbitration under this subsection. You acknowledge and agree that you have been given the opportunity to negotiate this provision. No exercise of any rights under this section shall limit the right of you or the Company to commence any judicial proceeding to obtain injunctive relief. Reasonable attorney's fees and expenses of arbitration incurred in any Dispute relating to the interpretation or enforcement of the Separation Agreement or these Terms and Conditions shall be paid by the prevailing party in such Dispute.


                          185 Berry Street, Suite 3515
San Francisco CA 94107                            415 371-9800 Fax: 415 371-9801